UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8372

Legg Mason Partners Variable Portfolios III, Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: October 31

Date of reporting period: April 30, 2006

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL

REPORT

APRIL 30, 2006

Legg Mason Partners Variable Money Market Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Variable Money Market Portfolio

Semi-Annual Report  •  April 30, 2006

What’s

Inside

Fund Objective

Maximize current income consistent with preservation of capital. The Fund seeks to maintain a stable $1 share price.

“Smith Barney”, “Salomon Brothers” and “Citi” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment managers, Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy was mixed during the six-month reporting period. After a 4.1% advance in the third quarter of 2005, fourth quarter gross domestic product (“GDP”)i growth slipped to 1.7%. This marked the first quarter that GDP growth did not surpass 3.0% since the first three months of 2003. However, as expected, the economy rebounded sharply in the first quarter of 2006, with GDP rising an estimated 5.3%. The economic turnaround was prompted by both strong consumer and business spending. In addition, the U.S. Labor Department reported that unemployment hit a five-year low in March.

The Federal Reserve Board (“Fed”)ii continued to raise interest rates during the reporting period. Despite the “changing of the guard” from Fed Chairman Alan Greenspan to Ben Bernanke in early 2006, it was “business as usual” for the Fed, as it raised short-term interest rates four times during the reporting period. Since it began its tightening campaign in June 2004, the Fed has increased rates 15 consecutive times, bringing the federal funds rateiii from 1.00% to 4.75%. The Fed then raised rates to 5.00% on May 10th, after the end of the reporting period. Coinciding with this latest move, the Fed said that the “extent and timing” of further rate hikes would depend on future economic data.

Both short- and long-term yields rose over the reporting period. During the six months ended April 2006, two-year Treasury yields increased from 4.42% to 4.87%. Over the same period, 10-year Treasury yields moved from 4.58% to 5.07%. During part of the reporting period the yield curve was inverted, with the yield on two-year Treasuries surpassing that of 10-year Treasuries. An inverted yield curve has historically foreshadowed an economic slowdown or recession. However, some experts, including new Chairman

Legg Mason Partners Variable Money Market Portfolio         I

Bernanke, believe the inverted yield curve was largely a function of strong foreign demand for longer-term bonds.

Given the increase in short-term rates, the yields available from money market instruments steadily rose over the six-month reporting period.

Within this environment, the Fund performed as follows:

Performance Snapshot as of April 30, 2006 (unaudited)

6 months

Variable Money Market Portfolio[1]	1.98%

90-Day U.S. Treasury Bill Index	2.02%

Lipper Variable Money Market Funds Category Average[2]	1.92%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.
Performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.
Fund returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all fund expenses.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended April 30, 2006 and include the reinvestment of distributions, including returns of capital, if any. Returns were calculated among the 108 funds in the variable money market funds category.

Performance Update1

For the six months ended April 30, 2006, the Legg Mason Partners Variable Money Market Portfolio returned 1.98%. The Fund outperformed the Lipper Variable Money Market Funds Category Average2, which increased 1.92% over the same time frame. The Fund’s unmanaged benchmark, the 90-Day U.S. Treasury Bill Index,iv returned 2.02% for the same period.

[1]	The Fund is an underlying investment option of various variable annuity and variable life insurance products. The Fund’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges, and surrender charges, which, if reflected, would reduce the performance of the fund. Past performance is no guarantee of future results.

[2]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 6-month period ended April 30, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 108 funds in the fund’s Lipper category, and excluding sales charges.

II         Legg Mason Partners Variable Money Market Portfolio

As of April 30, 2006, the seven-day current yield for the Legg Mason Partners Variable Money Market Portfolio was 4.37%, and its seven-day effective yield, which reflects compounding, was 4.46%3.

Your investment in the fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Special Shareholder Notices

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business to Legg Mason, Inc. (“Legg Mason”). As a result, the fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the fund’s then existing investment management contract to terminate. The fund’s shareholders previously approved a new investment management contract between the fund and the Manager, which became effective on December 1, 2005.

Prior to May 1, 2006, the fund operated under the name Travelers Series Fund Inc. Smith Barney Money Market Portfolio. The fund’s investment strategy and objective have not changed.

Information About Your fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among

[3]	The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

Legg Mason Partners Variable Money Market Portfolio         III

other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

As always, thank you for your continued confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 25, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at one dollar per share, it is possible to lose money by investing in the fund. Please see the fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The 90-day U.S. Treasury Bill Index is an unmanaged index that consists of one 90-day United States Treasury Bill whose return is tracked until its maturity.

IV         Legg Mason Partners Variable Money Market Portfolio

Fund at a Glance (unaudited)

Legg Mason Partners Variable Money Market Portfolio 2006 Semi-Annual Report         1

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2005 and held for the six months ended April 30, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Legg Mason Partners Variable Money Market Portfolio	1.98%	$1,000.00	$1,019.80	0.47%	$2.35

(1)	For the six months ended April 30, 2006.
(2)	Assumes reinvestment of distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary fee waiver) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

2         Legg Mason Partners Variable Money Market Portfolio 2006 Semi-Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Legg Mason Partners Variable Money Market Portfolio	5.00%	$1,000.00	$1,022.46	0.47%	$2.36

(1)	For the six months ended April 30, 2006.
(2)	Expenses (net of voluntary fee waiver) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Variable Money Market Portfolio 2006 Semi-Annual Report         3

Schedule of Investments (April 30, 2006) (unaudited)

LEGG MASON PARTNERS VARIABLE MONEY MARKET PORTFOLIO

Face Amount	Security	Value

SHORT-TERM INVESTMENTS — 99.7%
Commercial Paper (a) — 42.2%
$9,036,000	Atomium Funding LLC, 4.665% due 6/12/06	$8,987,718
15,000,000	Bavaria TRR Corp., 4.848% due 5/10/06	14,981,887
8,159,000	Chesham Finance LLC, 4.892% due 5/1/06	8,159,000
6,579,000	Cullinan Finance Corp., 4.765% due 7/21/06	6,510,019
5,000,000	Danske Corp., 5.016% due 9/29/06	4,897,446
13,700,000	Dexia Delaware LLC, 4.790% due 5/9/06	13,685,448
5,000,000	East-Fleet Finance LLC, 4.869% due 5/12/06	4,992,590
15,000,000	Erasmus Capital Corp., 4.945% due 5/18/06	14,965,079
5,000,000	General Electric Capital Corp., 4.868% due 7/7/06	4,955,426
5,000,000	Grampian Funding LLC, 4.745% due 5/22/06	4,986,321
	HBOS Treasury Services PLC:
8,700,000	4.790% due 5/9/06	8,690,759
7,900,000	4.741% due 5/18/06	7,882,504
7,000,000	ING U.S. Funding LLC, 5.196% due 10/30/06	6,820,932
10,000,000	Market Street Funding Corp., 4.802% due 5/8/06	9,990,706
12,000,000	New Center Asset Trust, 4.872% due 5/16/06	11,975,750
15,000,000	Ormond Quay Funding LLC, 4.839% due 5/11/06	14,979,917
7,000,000	Rabobank USA Finance Corp., 4.518% due 5/15/06	6,987,941
5,000,000	Societe Generale North America, 4.899% due 5/22/06	4,985,767
5,000,000	Svenska Handlesbanken NY Inc., 4.595% due 6/15/06	4,971,937
5,000,000	Tasman Funding Inc., 5.000% due 6/30/06	4,958,850
	UBS Finance Delaware LLC:
2,738,000	4.667% due 5/24/06	2,729,953
5,475,000	4.900% due 6/6/06	5,448,391
5,000,000	Victory Receivable Corp., 4.818% due 5/2/06	4,999,333
	Westpac Banking Corp.:
9,900,000	4.862% due 5/30/06	9,861,560
3,000,000	4.605% due 6/15/06	2,983,125

	TOTAL COMMERCIAL PAPER (Cost — $195,388,359)	195,388,359

Certificates of Deposit — 8.4%
	Bank of America NA:
3,000,000	5.020% due 7/21/06	3,000,000
8,000,000	4.910% due 8/23/06	8,000,000
5,000,000	5.160% due 10/27/06	5,000,000
2,000,000	HSBC Bank USA, 3.990% due 7/17/06	2,000,000
5,000,000	SunTrust Bank, 4.700% due 7/25/06	5,000,000
	Wells Fargo Bank NA:
10,000,000	4.770% due 5/8/06	9,999,980
3,000,000	4.800% due 1/29/07	2,999,133
3,000,000	4.865% due 1/31/07	2,999,891

	TOTAL CERTIFICATES OF DEPOSIT (Cost — $38,999,004)	38,999,004

See Notes to Financial Statements.

4         Legg Mason Partners Variable Money Market Portfolio 2006 Semi-Annual Report

Schedule of Investments (April 30, 2006) (unaudited) (continued)

Face Amount	Security	Value

Certificates of Deposit (Yankee) — 42.1%
$5,000,000	Abbey National Treasury Services PLC, 4.090% due 5/22/06	$5,000,000
	Bank of Nova Scotia NY:
5,000,000	4.700% due 9/29/06	5,000,000
3,000,000	4.860% due 1/30/07	2,999,550
	Barclays Bank PLC NY:
5,000,000	4.950% due 6/19/06	5,000,000
10,000,000	4.900% due 7/17/06	10,000,000
	BNP Paribas NY Branch:
5,000,000	4.130% due 5/25/06	4,997,052
3,500,000	4.235% due 8/25/06	3,498,918
5,000,000	4.975% due 9/20/06	5,000,000
5,000,000	5.000% due 9/27/06	5,000,000
	Calyon NY:
5,000,000	4.845% due 8/9/06	5,000,000
5,000,000	4.750% due 10/26/06	5,000,000
15,000,000	Credit Suisse New York, 4.790% due 5/3/06	15,000,000
7,000,000	Depfa Bank PLC, 4.690% due 5/9/06	6,999,800
	Deutsche Bank NY:
5,000,000	4.100% due 5/22/06	5,000,000
10,000,000	4.970% due 9/18/06	10,000,000
15,000,000	Dresdner Bank NY, 4.930% due 5/26/06	15,000,000
	Fortis Bank:
15,000,000	4.780% due 5/10/06	15,000,000
2,000,000	5.225% due 4/4/07	2,000,000
2,000,000	HBOS Treasury Services, 5.255% due 4/5/07	2,000,089
	Lloyds TSB Bank PLC NY:
10,000,000	4.610% due 5/1/06	10,000,000
5,000,000	4.770% due 6/1/06	5,000,021
	Nordea Bank Finland NY:
3,000,000	4.590% due 6/5/06	3,000,013
3,000,000	4.930% due 8/28/06	3,000,000
5,000,000	Rabobank Nederland NV NY, 4.625% due 7/5/06	4,999,698
	Royal Bank of Canada NY:
5,000,000	4.705% due 5/15/06	5,000,010
2,000,000	4.030% due 7/24/06	1,999,531
	Royal Bank of Scotland NY:
1,500,000	4.225% due 8/15/06	1,500,000
3,000,000	4.640% due 11/1/06	3,000,000
	Societe Generale NY:
10,000,000	4.780% due 5/10/06	10,000,000
2,000,000	3.730% due 6/23/06	2,000,000
	Toronto Dominion Bank NY:
5,000,000	5.170% due 10/18/06	5,000,128
3,000,000	5.230% due 3/30/07	3,000,000

See Notes to Financial Statements.

Legg Mason Partners Variable Money Market Portfolio 2006 Semi-Annual Report         5

Schedule of Investments (April 30, 2006) (unaudited) (continued)

Face Amount	Security	Value
Certificates of Deposit (Yankee) — 42.1% (continued)

	UBS AG Stamford CT:
$5,000,000	4.795% due 5/22/06	$4,999,695
5,225,000	4.210% due 8/25/06	5,208,830

	TOTAL CERTIFICATES OF DEPOSIT (YANKEE) (Cost — $195,203,335)	195,203,335

Foreign Certificate of Deposit — 1.1%
5,000,000	Credit Agricole SA, 4.495% due 5/15/06 (Cost — $4,999,774)	4,999,774

Time Deposit — 3.2%
15,000,000	State Street Cayman Islands, 4.820% due 5/1/06 (Cost — $15,000,000)	15,000,000

U.S. Government Agencies (a) — 2.7%
	Federal Home Loan Mortgage Corp., Discount Notes:
5,000,000	4.545% due 6/20/06	4,969,167
2,000,000	4.610% due 9/27/06	1,963,371
	Federal National Mortgage Association, Discount Notes:
2,000,000	4.345% due 9/29/06	1,965,060
2,000,000	5.111% due 3/6/07	1,916,227
2,000,000	5.123% due 3/30/07	1,909,812

	TOTAL U.S. GOVERNMENT AGENCIES (Cost — $12,723,637)	12,723,637

	TOTAL INVESTMENTS — 99.7% (Cost — $462,314,109#)	462,314,109
	Other Assets in Excess of Liabilities — 0.3%	1,189,180

	TOTAL NET ASSETS — 100.0%	$463,503,289

(a)	Rate shown represents yield to maturity.
#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

6         Legg Mason Partners Variable Money Market Portfolio 2006 Semi-Annual Report

Statement of Assets and Liabilities (April 30, 2006) (unaudited)

ASSETS:
Investments, at amortized cost	$462,314,109
Interest receivable	2,490,291
Receivable for Fund shares sold	453,681
Prepaid expenses	1,792

Total Assets	465,259,873

LIABILITIES:
Payable for Fund shares repurchased	1,179,680
Due to custodian	371,735
Investment management fee payable	171,461
Accrued expenses	33,708

Total Liabilities	1,756,584

Total Net Assets	$463,503,289

NET ASSETS:
Par value (Note 3)	$4,635
Paid-in capital in excess of par value	463,500,081
Overdistributed net investment income	(902)
Accumulated net realized loss on investments	(525)

Total Net Assets	$463,503,289

Shares Outstanding	463,497,765

Net Asset Value	$1.00

See Notes to Financial Statements.

Legg Mason Partners Variable Money Market Portfolio 2006 Semi-Annual Report         7

Statement of Operations (For the six months ended April 30, 2006) (unaudited)

INVESTMENT INCOME:
Interest	$10,311,987

EXPENSES:
Investment management fee (Note 2)	1,048,060
Audit and tax	14,356
Directors’ fees	14,215
Custody fees	12,936
Legal fees	10,466
Shareholder reports	7,392
Insurance	6,553
Transfer agent fees (Note 2)	1,367
Miscellaneous expenses	2,223

Total Expenses	1,117,568
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(11,967)

Net Expenses	1,105,601

Net Investment Income	9,206,386

Increase in Net Assets From Operations	$9,206,386

See Notes to Financial Statements.

8         Legg Mason Partners Variable Money Market Portfolio 2006 Semi-Annual Report

Statements of Changes in Net Assets

For the six months ended April 30, 2006 (unaudited) and the year ended October 31, 2005

	2006	2005
OPERATIONS:
Net investment income	$9,206,386	$11,832,187
Net realized loss	—	(525)

Increase in Net Assets From Operations	9,206,386	11,831,662

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(9,206,386)	(11,832,187)

Decrease in Net Assets From Distributions to Shareholders	(9,206,386)	(11,832,187)

FUND SHARE TRANSACTIONS (NOTE 3):
Net proceeds from sale of shares	43,261,753	130,216,637
Reinvestment of distributions	9,691,081	11,533,870
Cost of shares repurchased	(70,121,165)	(172,163,455)
Net assets of shares issued in connection with merger (Note 4)	—	545,829

Decrease in Net Assets From Fund Share Transactions	(17,168,331)	(29,867,119)

Decrease in Net Assets	(17,168,331)	(29,867,644)
NET ASSETS:
Beginning of period	480,671,620	510,539,264

End of period*	$463,503,289	$480,671,620

* Includes overdistributed net investment income of:	$(902)	$(902)

See Notes to Financial Statements.

Legg Mason Partners Variable Money Market Portfolio 2006 Semi-Annual Report         9

Financial Highlights

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

	2006(1)		2005	2004(2)	2003(2)	2002	2001
Net Asset Value, Beginning of Period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000

Income From Operations:
Net investment income	0.020		0.024	0.007	0.007	0.014	0.044

Less Distributions From:
Distributions from net investment income	(0.020)		(0.024)	(0.007)	(0.007)	(0.014)	(0.044)

Net Asset Value, End of Period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000

Total Return(3)	1.98%		2.44%	0.71%	0.74%	1.40%	4.46%

Net Assets, End of Period (millions)	$464		$481	$511	$599	$733	$605

Ratios to Average Net Assets:
Gross expenses	0.48	%(4)	0.52%	0.53%	0.53%	0.53%	0.53%
Net expenses(5)	0.47	(4)(6)	0.52 (6)	0.53 (6)	0.53	0.53	0.53
Net investment income	3.95	(4)	2.41	0.71	0.75	1.38	4.17

(1)	For the six months ended April 30, 2006 (unaudited).
(2)	Per share amounts have been calculated using the average shares method.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 1.25%.
(6)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses.

See Notes to Financial Statements.

10         Legg Mason Partners Variable Money Market Portfolio 2006 Semi-Annual Report

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Legg Mason Partners Variable Money Market Portfolio (formerly known as Smith Barney Money Market Portfolio) (the “Fund”) is a separate diversified investment fund of Legg Mason Partners Variable Portfolios III, Inc. (formerly known as Travelers Series Fund Inc.) (the “Company”). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Shares of the Fund may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating life insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Money market instruments are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing portfolio securities at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Fund’s use of amortized cost is subject to their compliance with certain conditions as specified under Rule 2a-7 of the 1940 Act.

(b) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(c) Distributions to Shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(e) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

Legg Mason Partners Variable Money Market Portfolio 2006 Semi-Annual Report         11

Notes to Financial Statements (unaudited) (continued)

2.	Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager, Smith Barney Fund Management LLC (the “Manager” or “SBFM”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment management contract to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

Prior to the Legg Mason deal and continuing under the new Investment Management Agreement effective December 1, 2005, the Fund pays the Manager an investment management fee calculated daily and paid monthly in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 Billion	0.450%
Next $1 Billion	0.425
Next $3 Billion	0.400
Next $5 Billion	0.375
Over $10 Billion	0.350

During the six months ended April 30, 2006, the Fund had a voluntary expense limitation in place of 1.25%. For the six months ended April 30, 2006, the Manager voluntarily waived a portion of its fees amounting to $11,967. Such waivers and/or expense reimbursements are voluntary and may be reduced or terminated at any time.

The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive, Westborough, MA, 01581. Prior to January 1, 2006, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. Also, prior to January 1, 2006, PFPC acted as the Fund’s sub-transfer agent. CTB received account fees and asset-based fees that varied according to the size and type of account. PFPC was responsible for shareholder recordkeeping and financial processing for all shareholder accounts and was paid by CTB. For the period ended April 30, 2006, the Fund paid transfer agent fees of $2,099 to CTB.

The Fund’s Board has appointed the Funds’ current distributor, Citigroup Global Markets Inc. (“CGM”), and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Funds. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Funds’ shares available to their clients. Additional Service Agents may offer Fund shares in the future.

12         Legg Mason Partners Variable Money Market Portfolio 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Certain officers and one Director of the Company are employees of Legg Mason or its affiliates and do not receive compensation from the Company.

3.	Capital Shares

At April 30, 2006, the Company had six billion shares of capital stock authorized with a par value of $0.00001 per share. Each share of a Fund represents an equal proportionate interest in that Fund with each other share of the same Fund and has an equal entitlement to any dividends and distributions made by the Fund.

Capital stock transactions were as follows:

	Six Months Ended April 30, 2006	Year Ended October 31, 2005
Shares sold	43,261,753	130,209,587
Shares issued on reinvestment	9,691,081	11,533,870
Shares repurchased	(70,121,165)	(172,163,455)
Shares issued in connection with merger (Note 4)	—	547,329

Net Decrease	(17,168,331)	(29,872,669)

4.	Transfer of Net Assets

On July 8, 2005, the Fund acquired the assets and certain liabilities of the GSS Salomon Brothers Variable Money Market Fund pursuant to a plan of reorganization approved by GSS Salomon Brothers Variable Money Market Fund shareholders on July 1, 2005. Total shares issued by the Fund, the total net assets of the GSS Salomon Brothers Variable Money Market Fund and the total net assets of the Fund on the date of the transfer were as follows:

Acquired Fund	Shares Issued by the Fund	Total Net Assets of the GSS Salomon Brothers Variable Money Market Fund	Total Net Assets of the Fund
GSS Salomon Brothers Variable Money Market Fund	547,329	$545,829	$490,581,343

Total net assets of the Fund immediately after the transfer were $491,127,172. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

5.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999

Legg Mason Partners Variable Money Market Portfolio 2006 Semi-Annual Report         13

Notes to Financial Statements (unaudited) (continued)

when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

14         Legg Mason Partners Variable Money Market Portfolio 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

6.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 5. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, SBFM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

* * *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”) (collectively, the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain aspects of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, the Fund’s investment manager believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, the Fund’s investment manager and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial posi -

Legg Mason Partners Variable Money Market Portfolio 2006 Semi-Annual Report         15

Notes to Financial Statements (unaudited) (continued)

tion or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

7.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM believes that this matter is not likely to have a material adverse effect on the Funds or SBFM’s ability to perform investment management services relating to the Funds.

16         Legg Mason Partners Variable Money Market Portfolio 2006 Semi-Annual Report

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On November 15, 2005, a Special Meeting of Shareholders was held for the following purposes: 1) to approve a new management agreement and 2) to elect Directors.1 The following tables provide the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter voted on at the Special Meeting of Shareholders.

1. Approval of New Management Agreement

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
New Management Agreement	463,703,917.470	6,281,666.020	10,455,325.840	0.000

2. Election of Directors1

Nominees:	Votes For	Authority Withheld	Abstentions	Broker Non-Votes
Robert A. Frankel	644,358,719.408	16,164,564.582	0.000	0.000
Michael E. Gellert	644,364,511.260	16,158,772.730	0.000	0.000
Rainer Greeven	644,620,846.258	15,902,437.742	0.000	0.000
Susan M. Heilbron	644,899,625.635	15,623,658.365	0.000	0.000
R. Jay Gerken	644,284,458.802	16,238,825.188	0.000	0.000

[1]	Directors are elected by the shareholders of all of the series of the Company of which the Fund is a series.

Legg Mason Partners Variable Money Market Portfolio 2006 Semi-Annual Report         17

Legg Mason Partners Variable

Money Market Portfolio

DIRECTORS

Robert A. Frankel

Michael E. Gellert

R. Jay Gerken, CFA
Chairman

Rainer Greeven

Susan M. Heilbron

OFFICERS

R. Jay Gerken, CFA

President and Chief

Executive Officer

Andrew B. Shoup

Senior Vice President and

Chief Administrative Officer

James M. Giallanza

Chief Financial Officer and Treasurer

Martin R. Hanley

Vice President and

Investment Officer

Ted P. Becker

Chief Compliance Officer

John Chiota

Chief Anti-Money Laundering Compliance Officer

Robert I. Frenkel

Secretary and
Chief Legal Officer

INVESTMENT MANAGER

Smith Barney Fund
Management LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and Trust Company

ANNUITY ADMINISTRATION

Travelers Annuity
Investor Services

One Cityplace

Hartford, Connecticut 06103-3415

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts

01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Variable Money Market Portfolio.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorsServices

©2006 Legg Mason Investor Services, LLC

Member NASD, SIPC

IN0804 6/06	SR06-54

Legg Mason Partners Variable Money Market Portfolio

The Fund is a separate investment fund of the Legg Mason Partners Variable Portfolios III, Inc., a Maryland corporation.

LEGG MASON PARTNERS VARIABLE PORTFOLIOS III, INC.

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorsServices and (3) on the SEC’s website at www.sec.gov. Proxy voting reports for the period ending June 30, 2005 will continue to be listed under the Fund’s former Travelers Series Fund Inc.—Smith Barney Money Market Portfolio name.

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) Not applicable.

(b) Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Portfolios III, Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Portfolios III, Inc.

Date:	July 7, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Portfolios III, Inc.

Date:	July 7, 2006

By:	/s/ James M. Giallanza
(James M. Giallanza)
Chief Financial Officer of
Legg Mason Partners Variable Portfolios III, Inc.

Date:	July 7, 2006